UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 21, 2010

Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52001	91-2102350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  866-355-3644

____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.01   Changes in Registrant’s Certifying Accountant.

On September 21, 2010, Delta Oil & Gas, Inc. (the "Company") dismissed STS Partners LLP (the "Former Accountant") as its principal accountant.  The Company engaged Mark Bailey & Company, Ltd. ("Mark Bailey") as its principal accountant effective September 21, 2010. The decision to change accountants was approved by the Company's board of directors.  The Company did not consult with Mark Bailey on any matters prior to retaining such firm as its principal accountant.

The Former Accountant's report dated April 12, 2010 on the Company's balance sheets as of December 31, 2009 and 2008, the statements of operations and cash flows for the years ended December 31, 2009 and 2008 and changes in stockholders' deficiency for the years ended December 31, 2009 and 2008 and for the cumulative period from inception, January 9, 2001, to December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Accountant’s report contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and December 31, 2008, and through the subsequent period ended September 21, 2010, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

During the years ended December 31, 2009 and December 31, 2008, and through the subsequent period ended September 21, 2010, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on September 21, 2010 and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

Item 9.01          Financial Statements and Exhibits

d)           Exhibits.

16.1        Letter from STS Partners LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2010

By:	Delta Oil & Gas, Inc. /s/ Kulwant Sandher
Name:	Kulwant Sander
Title:	Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

16.1	Letter from STS Partners LLP